Exhibit 99.1
RELUTRIGINE: EMBOLD Phase 2 Study Topline Results September 3, 2024 ®

2 Forward-looking statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, , including statements regarding the estimated market for our product candidates, if approved, our development plans, our preclinical and clinical results, including statements regarding the clinical development of relutrigine and the EMBOLD and related long-term extension study, and the potential benefits of relutrigine to treat patients aged 2-18 years with a diagnosis of early onset SCN2A-DEE or SCN8A-DEE, as well as the potential benefit to well-being and quality of life, the timing of the EMERALD study, any upcoming discussions with the FDA, and the timing thereof, and the safety, efficacy, and regulatory and clinical design or progress, potential regulatory submissions, approvals and timing thereof of any of our product candidates. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ product development activities, (iv) the timing of and our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) the potential addressable market sizes for product candidates. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between our expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) and our other filings with the SEC. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

3 Relutrigine - EMBOLD delivers unparalleled results in DEE 46% placebo-adjusted seizure reduction Unprecedented level of seizure freedom 5 patients seizure-free for longer than 28 days Well-tolerated in a heavily treated population 75% long-term median seizure reduction Disease modifying impact for patients assessed by clinicians and caregivers Initiated an expanded registration cohort

4 >$500M US Market Opportunity * Poke G, Stanley J, Scheffer IE, Sadleir LG. Epidemiology of Developmental and Epileptic Encephalopathy and of Intellectual Disability and Epilepsy in Children >100k Developmental Epilepsies with high seizure burden using sodium channel blockers* >$2B+ Opportunity for DEEs ~5K SCN2/8A US patients Relutrigine Addressable Patients Peak Revenue Potential Relutrigine is poised to disrupt the DEE market

5 Disease Overview: Developmental and Epileptic Encephalopathies (DEEs) RELUTRIGINE

DEEs are demanding and devastating with early mortality

The incidence of DEE is expected to be 1/10,000 live births

- Often caused by mutations that disrupt function of brain voltage-gated ion channels
- Patients experience impairment in motor, cognitive and language development, with many remaining non-verbal
- Characterized by frequent seizures, abnormal brain function, and developmental disability, typically beginning in infancy
- Treatment is sub-optimal, often associated with safety and tolerability issues
- Significantly impact quality of life for both patients and their caregivers
- Rarely survive beyond teenage years, with SUDEP and aspiration pneumonia amongst common causes of early mortality

1. Zuberi SM, et al. *Epilepsia.* 2022;63(6):1349-1397 2. Helbig KL, et al. *Am J Hum Genet*. 2018;103(5):666-678. , 3. Takai A, et al. *Int J Mol Sci*. 2020;21(17):6442, 4. Gallop K, et al. *Epilepsy Behav*. 2021;124:108324, 5. Johannessen Landmark C, et al. *Epilepsia*. 2021;62(4):857-873. 6. Thurman DJ, et al. *Epilepsia*. 2014;55(10):1479-1485

PRAXIS 6

7 • SCN2A and SCN8A conditions are caused by mutations in ion channels that disrupt normal function • Patients with SCN2A and SCN8A DEEs frequently exhibit symptoms from birth, persisting their entire life, including: • Severe and uncontrollable early-onset seizures • Movement disorders • Pronounced global developmental delays and marked intellectual disabilities • Devastating quality of life, including on their caregivers • Refractory to treatment • Life-expectancy is significantly shortened, rarely surviving beyond teenage years SCN2A and SCN8A are amongst the most severe and refractory forms of DEE Estimated prevalence of ~5,000 patients in the US 1. Source: Invitae Behind The Seizure Data; Ambit Genetic Testing and Claims Data Analysis. 2. Kim JB. Korean J Pediatr. 2014;57(1):1-18 3. SCN2A-related disorders. Children’s Hospital of Philadelphia. Accessed Aug 27, 2024. https://www.chop.edu/conditions-diseases/scn2a-related-disorders

8 RELUTRIGINE Mechanism of Action

9 Preclinical and emerging clinical data demonstrate relutrigine has the potential to be a first- and best-in-class small molecule for DEEs Superior selectivity for disease-state NaV channel hyperexcitability Convenient auto-titration regimen with stable PK Unprecedented therapeutic window with potential for superior safety and efficacy RELUTRIGINE FORMULATED FOR PEDIATRIC USE FUNCTIONAL STATE MODULATOR

10 % INHIBITION OF hNaV1.6 PERSISTENT INa COMPARISON OF POTENCY AND SELECTIVITY Superior potency and selectivity for disease-state NaV channel hyperexcitability 0.01 0.1 1 10 100 1000 10000 0 20 40 60 80 100 Concentration (µM) % Inhibition Carbamazepine Lamotrigine Cenobamate Relutrigine Persistent INa IC50 (nM) Ratio of persistent to peak inhibition Relutrigine 141 60 Carbamazepine 77,520 30 Cenobamate 73,263 23 Lidocaine 68,230 19 Lamotrigine 78,530 16 Lacosamide 833,100 n/a* Valproic Acid <10% @ 1 mM No inhibition MORE SELECTIVE HIGHER POTENCY

Functional selectivity translates to a wide therapeutic index in vivo for relutrigine

MES EFFICACY



MES Latency (sec)
60
40
20
0
ED50: 2 mg/kg
**
**
Veh
0.3
1
3
10
Relutrigine (mg/kg, PO)

CD-1 mice; (n=12/group)
**p<0.01 vs. Veh

sLMA TOLERABILITY



Total Distance Travelled (mm)
70000
60000
50000
40000
30000
20000
10000
0
TD50: 44 mg/kg
**
**
Veh
10
20
40
Relutrigine (mg/kg, PO)

CD-1 mice; (n=20/group)
ANOVA/Dunnett
**p<0.01 vs. Veh

Molecule	Plasma Therapeutic Index
Relutrigine	16.2x

Therapeutic Index (TI) = TC50 / EC50

PRAXIS | 11

12 Topline Data RELUTRIGINE

Relutrigine Phase 2 EMBOLD study design and endpoints


DOUBLE-BLIND TREATMENT PERIOD
(4 x 4-week periods => 16 WEEKS)
1:1
Randomization
and Baseline
N=16
(SCN2A/SCN8A)
Relutrigine for 4 x 4 weeks
0.5 mg/kg/day
Placebo for 1 x 4 weeks
Relutrigine for 3 x 4 weeks*
0.5 mg/kg/day
OLE
TREATMENT
PERIOD
(48 WEEKS)
Relutrigine

KEY ENDPOINTS:

Incidence and severity of treatment-emergent adverse events (TEAEs)

Change from baseline in monthly (28-day) motor seizure frequency

Seizure freedom achieved for a 4-week period

Clinical and Caregiver Global Impression of Improvement and Severity

EMBOLD

* Participants receive either 0.5 mg/kg/day relutrigine QD for 16 weeks or 0.5 mg/kg/day relutrigine QD for 12 weeks & matching placebo QD for 4 weeks. Participants in the relutrigine/placebo arm will receive placebo for 4 consecutive weeks during the 16-week treatment period, with timing of placebo administration blinded for both participants and investigator. Dose adjustment is permitted to a max of 1.0 mg/kg/day and a min of 0.25 mg/kg/day.

PRAXIS | 13

EMBOLD study disposition


Pre-screened for eligibility (n=74)
Assessed for eligibility (n=21)
Did not meet inclusion criteria (n=5)
Assessed for baseline (n=16)
Placebo (n=8)*
• Safety population (n=8)
• Eligible for assessment (n=7**)
Relutrigine (n=8->16*)
• Safety population (n=16)
• Eligible for assessment (n=15**)

Key Inclusion Criteria

- Documented severe DEE with mutations in SCN2A or SCN8A genes
- Age 2-18 years
- ≥8 countable motor seizures in 4 weeks preceding AND during 28-day baseline observation
- On stable ASM doses for ≥1 month prior to screening

EMBOLD

*Patients assigned to placebo received placebo for one (4 week) period and relutrigine for 3 periods
**1 patient had no available data for efficacy assessment

PRAXIS | 14

15 Demographics and Baseline Characteristics Placebo (n = 8) Total (n = 16) Age, mean (min, max) 6.1 (3, 12) 5.9 (2, 14) DEE SCN2A, n (%) 4 (50) 7 (44) SCN8A, n (%) 4 (50) 9 (56) Gender (Male / Female, %) 5/3 (63/37) 9/7 (56/44) Age at seizure onset (n) 0 – 3 months 7 13 4 – 12 months 1 2 >12 months 0 1 Patients with ASM use at baseline 1 or 2 ASM 2 4 3 or 4 ASM 5 11 Baseline motor seizures per 28-day, median (min, max) 58.7 (15, 844) 53.5 (13, 844) Baseline log-transformed motor seizures per 28-day, mean (SE) 4 (0.4) 3.3 (0.3) Baseline CGI-S, mean (min, max) 5.5 (4, 6) 5.6 (4, 6)

16 Relutrigine was generally well-tolerated *Infections include bronchiolitis, conjunctivitis, gastroenteritis, influenza, metapneumovirus infection, nasopharyngitis, otitis media, pneumonia, respiratory tract infection, rhinovirus infection scarlet fever, tonsillitis, upper respiratory tract infection Placebo (n=8) Total (n=16) Any TEAE 4 (50%) 14 (88%) TEAEs > 2 patients Infections* 3 (38%) 8 (50%) Vomiting 1 (13%) 5 (31%) Pyrexia 0 5 (31%) Somnolence 0 4 (25%) Constipation 0 3 (19%) Nasopharyngitis 2 (25%) 1 (6%) AEs were mostly mild to moderate No drug-related SAE No dose reduction of relutrigine required One severe TEAE of status epilepticus related to an infection

17 Relutrigine demonstrated robust reduction in motor seizures and unprecedented seizure-free status per 28-day period *Percent reduction derived from log-transformed placebo-adjusted relutrigine effect **Assessment of motor seizures over the controlled plus open-label periods through August 21, 2024 • 33% of patients seizure-free after initiating on relutrigine** • Longest follow-up >200 days seizure-free 5 patients 1,778 Motor Seizures at Baseline (n=15) 46% placebo-adjusted reduction in motor seizures over double-blind period* Seizure Freedom Periods Never Seen Before in this Population

18 -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% Relutrigine patients demonstrated significant improvement over the short and long-term in motor seizures Long-term extension data for 8 patients with data available for at least one 28-day period as of August 21, 2024 Placebo (n=7) -1.6% Relutrigine (n=8) -27% Relutrigine (n=8) -75% 7 patients increased the dose of relutrigine to 1 mg/kg during the double-blind period, 2 additional patients during the long-term extension Seizure freedom associated with exposures achievable by 1 mg/kg Single 28-day period Long-term extension Median Improvement

Clinical Global Impression of Improvement and Caregiver Global Impression of Improvement assessed at Week-16 visit 19 57% 71% 43% 29% 69% 62% 31% 23% 0% 10% 20% 30% 40% 50% 60% 70% 80% Alertness Seizure Severity and Intensity Communication Disruptive Behavior Clinician Caregiver Relutrigine treatment led to disease modifying impact Meaningful gains in overall well-being of patients, despite severity and historical lack of improvement with available treatments % of patients showing improvement in the CGI-I and CgGI-I domains

20 Next Steps RELUTRIGINE

21 Relutrigine - EMBOLD delivers unparalleled results in DEE 46% placebo-adjusted seizure reduction Unprecedented level of seizure freedom 5 patients seizure-free for longer than 28 days Well-tolerated in a heavily treated population 75% long-term median seizure reduction Disease modifying impact for patients assessed by clinicians and caregivers Initiated an expanded registration cohort

SCN2A and SCN8A are the tip of the iceberg to address significant unmet need for other DEEs


SCN2A, SCN8A
Other DEEs
High Seizure Burden
+
Genetic Epilepsies

EMBOLD

~5,000 patients

>$500m peak revenue

>70%
DEE patients treated with sodium channel blockers*

Low tolerability and inadequate response

>100,000 patients

>$2bn peak revenue market opportunity

*Based PubMed Search of DEEs that could use SCBs to treat focal seizures when they presented.

PRAXIS | 22

23 Regulatory agency input • EMBOLD registrational Cohort 2 initiated • Leveraging EMBOLD successful study design Next steps Initiated registrational trial for SCN2A and 8A, discuss Other DEEs with FDA by Q1 2025 2H 2024 1H 2025 Initiate EMERALD Trial 1:1 Randomization N=80 (SCN2A/SCN8A) Relutrigine for 4 x 4 weeks 1 mg/kg/day Placebo for 1 x 4 weeks Relutrigine for 3 x 4 weeks 1 mg/kg/day SCN2A /8A DEES DEEs Relutrigine Placebo Ongoing Study Preliminary Design

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